PLANT AND EQUIPMENT, NET	12 Months Ended
Sep. 30, 2024
PLANT AND EQUIPMENT, NET
PLANT AND EQUIPMENT, NET

8.           PLANT AND EQUIPMENT, NET

Plant and equipment, net consist of the following:

	September 30,
	2023	2024
	RMB	RMB
Plant and building	100,478	100,364
Machinery, equipment and others	70,398	77,377
Furniture and office equipment	12,035	10,737
Motor vehicles	3,735	3,735
Accumulated depreciation	(57,257)	(64,575)
Accumulated impairment	(110,537)	(110,537)
Construction in progress	2,250	11,200
Plant and equipment, net	21,102	28,301

The depreciation expenses for the years ended September 30, 2023 and 2024 were RMB 3 million and RMB 2.26 million respectively. The disposal of Beijing Origin led to decrease in accumulated depreciation.

As of September 30, 2024, the Company’s construction in progress represents that the corn processing equipment and storage equipment, which are expected to be completed by the end of December 31, 2025.